Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.366.1492
Southborough, MA 01772
508-460-2400 — phone
508-460-2401 — fax

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

SEMI-ANNUAL REPORT — 6/30/2011

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Advantage IV
Commonwealth Annuity Preferred Plus and
Commonwealth Annuity Horizon

September 22, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Subj:	Commonwealth Annuity Separate Account A
1940 Act Registration Number: 811-22024
1933 Act Registration Numbers: 333-141045, 333-141019 and 333-157121
CIK: 0001391312
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Annuity Separate Account A, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	August 24, 2011
Goldman Sachs Trust (Class A)	822977	August 31, 2011
		August 31, 2011
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	February 25, 2011
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 19, 2011
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 22, 2011
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 22, 2011
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	August 22, 2011
Fidelity Variable Insurance Products Fund IV (Service	720318	August 22, 2011

Class 2)
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 31, 2011
Janus Aspen Series (Service Shares)	906185	August 29, 2011
MFS® Variable Insurance TrustSM (Service Class)	918571	August 31, 2011
Oppenheimer Variable Account Funds (Service Shares)	752737	August 24, 2011
Pioneer Variable Contracts Trust (Class I and II)	930709	August 26, 2011

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772